UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 25, 2025
___________________________________
SENTI BIOSCIENCES, INC.
(Exact name of Registrant as specified in its charter)
___________________________________

Delaware	001-40440	86-2437900
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Corporate Drive, First Floor
South San Francisco, California 94080
(Address of principal executive offices including zip code)
Registrant’s telephone number, including area code: (650) 239-2030

(Former name or former address, if changed since last report)
___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SNTI	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)(b) On June 25, 2025, Senti Biosciences, Inc. (the “Company”) held its virtual 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The proposals set forth below were submitted to the stockholders at the Annual Meeting and are further described in the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on April 30, 2025 (the “Proxy Statement”).

At the Annual Meeting, the Company’s stockholders: (i) elected three Class III directors, Brenda Cooperstone, M.D., James (Jim) Collins, Ph.D., and Feng Hsiung, to the Company’s board of directors, to serve until the 2028 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal, and (ii) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. For more information about the foregoing proposals, see the Proxy Statement.

Represented in person or by proxy at the Annual Meeting were 18,634,301 shares of the Company’s common stock, out of 26,072,527 shares entitled to vote at the Annual Meeting, or approximately 71% of the total number of shares outstanding as of the record date. The results of the matters submitted to a stockholder vote at the Annual Meeting were as follows.

1.Election of directors:

Name	For	Withheld	Broker Non-Votes
Brenda Cooperstone, M.D.	17,394,553	39,632	1,200,116
James (Jim) Collins, Ph.D.	17,374,861	59,324	1,200,116
Feng Hsiung	17,372,891	61,294	1,200,116

2.Ratification of the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2025:

For	Against	Abstain
18,617,895	13,519	2,887

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTI BIOSCIENCES, INC.

Date:	June 30, 2025	By:	/s/ Timothy Lu
		Name:	Timothy Lu, M.D., Ph.D.
		Title:	Chief Executive Officer